FIFTH AMENDMENT TO REVOLVING LOAN AND SECURITY AGREEMENT
                          AND THE OTHER LOAN DOCUMENTS
                          ----------------------------

     THIS FIFTH AMENDMENT TO REVOLVING LOAN AND SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS (this "Agreement") is dated September 30, 2002, and is by and among BALTEK CORPORATION, a Delaware corporation having its principal executive offices at 10 Fairway Court, Northvale, New Jersey 07647 ("Baltek") and CRUSTACEA CORPORATION, a Delaware corporation having its principal executive offices at 106 Stonehurst Court, Northvale, New Jersey 07647 ("Crustacea") (each a "Borrower" and collectively the "Borrowers") and FLEET NATIONAL BANK, a national banking association, successor-by-merger to Summit Bank, having an office located at 208 Harristown Road, Glen Rock, New Jersey 07452 (the "Bank").

                              W I T N E S S E T H :
                              ---------------------

     WHEREAS, the Borrowers and the Bank have entered into a Revolving Loan and Security Agreement dated as of December 21, 1999, as amended by a First Amendment to Revolving Loan and Security Agreement dated as of September 30, 2000, a Second Amendment to Revolving Loan and Security Agreement dated as of December 31, 2000, a Third Amendment to Revolving Loan and Security Agreement and Modification to Equipment Line of Credit Note dated as of September 28, 2001, and a Fourth Amendment to Revolving Loan and Security Agreement dated as of July 31, 2002, but effective as of June 30, 2002 (collectively, the "Loan Agreement") which Loan Agreement relates to (i) a certain Revolving Credit Note dated December 21, 1999, which Revolving Credit Note was superseded in its entirety by virtue of a certain Substitute Revolving Credit Note dated as of September 30, 2000, which Substitute Revolving Credit Note was superseded in its entirety by a certain Second Substitute Revolving Credit Note dated December 31, 2000, made by the Borrowers, on a joint and several basis, in favor of the Bank (collectively, the "Revolving Credit Note") and (ii) a certain Equipment Line of Credit Note dated as of December 31, 2000, made by the Borrowers, on a joint and several basis, in favor of the Bank, in the maximum aggregate principal amount of up to One Million ($1,000,000.00) Dollars, as amended and modified by a Third Amendment to Revolving Loan and Security Agreement and Modification to Equipment Line of Credit Note dated as of September 28, 2001 (collectively, the "Line of Credit Note"); and

     WHEREAS, the Borrowers and the Bank have agreed to amend and modify certain terms of the Loan Agreement and the other "Loan Documents" (as such term is defined in the Loan Agreement) all as more fully set forth and described herein, including, without limitation, (i) providing for a permanent decrease in the maximum aggregate principal amount of the Revolving Credit Note from the existing maximum aggregate principal amount of "up to $16,500,000.00" to a new permanently decreased maximum aggregate principal amount of "up to $12,500,000.00" and (ii) providing for the terms on which the Bank will make available to the Borrowers a secured term loan in the aggregate principal amount of $1,000,000.00 (the "Term Loan").

     NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

     1.  Incorporation  of Loan  Agreement  by  Reference.  All of the terms and
         ------------------------------------------------
conditions of the Loan Agreement are hereby specifically incorporated into and made part hereof. In the event of an inconsistency between the terms of the Loan Agreement and this Agreement, the terms of this Agreement will govern and control.

     2.  Definitions.  Defined terms used but not expressly defined herein shall
         -----------
have the same meanings when used herein as set forth in the Loan Agreement.

     3. Third  Substitute  Revolving  Credit  Note;  Permanent  Decrease  in the
        ------------------------------------------------------------------------
Maximum  Aggregate  Principal Amount of the Revolving Credit Note.  Concurrently
-----------------------------------------------------------------
herewith, the Borrowers shall execute and deliver to the Bank that certain Third Substitute Revolving Credit Note (the "Third Substitute Note") which Third Substitute Note shall supersede, and be in full substitution for, the Revolving Credit Note and shall be the "Note" as defined and described in the Loan Agreement for all purposes. It is expressly agreed that the execution and delivery of such Third Substitute Note shall not evidence or represent a refinancing, repayment, accord or satisfaction or novation of the indebtedness evidenced by the Revolving Credit Note. The Bank and the Borrowers hereby covenant and agree that the maximum aggregate principal amount of the Revolving Credit Note is now hereby permanently decreased, amended and modified from the existing maximum aggregate principal amount of "up to $16,500,000.00" to a new decreased maximum aggregate principal amount of "up to $12,500,000.00", as such permanent decrease is evidenced by the Third Substitute Note.

     4.  Amendment  of Loan  Agreement.  The Loan  Agreement  is hereby  further
         -----------------------------
amended as follows:

     (i) The existing definition of "Guaranty Agreement" is hereby deleted in its entirety and the following new definition shall be inserted in its place and stead:

     ""Guaranty Agreement" shall mean a collective reference to (i) that certain Guaranty Agreement dated the date hereof from Balsa Development Corporation, a New Jersey corporation, Cryogenic Structures Corporation, a Delaware corporation, Sanlam Corporation, a New York corporation, and Balsa Ecuador Lumber Corporation, a New Jersey corporation, in favor of the Bank,
     (ii) that certain Guaranty Agreement dated December 31, 2000, from Baltek International Corporation, a Delaware corporation, in favor of the Bank,
     (iii) that certain Guaranty Agreement dated December 31, 2000, from Baltek Mercosur, LLC, a New Jersey limited liability company, in favor of the Bank, (iv) that certain Reaffirmation of Guaranty dated as of December 31, 2000, from Balsa Development Corporation, a New Jersey corporation, Cryogenic Structures Corporation, a Delaware corporation, Sanlam Corporation, a New York corporation, and Balsa Ecuador Lumber Corporation, a New Jersey corporation, in favor of the Bank, and (v) that certain
     Reaffirmation of Guaranty dated as of September 28, 2001, from the Guarantors in favor of the Bank."

     (ii) The existing definition of "Loan Documents" is hereby amended by including a reference therein to this Agreement, the Third Substitute Note, the "Term Note" (as such term is defined in Paragraph 5 below), and that certain Reaffirmation of Guaranty dated the date hereof, executed by and among the Guarantors in favor of the Bank, such that all of said documents shall be included in said definition.

     (iii) The existing definition of "LIBOR Based Rate Loans" is hereby deleted in its entirety and the following new definition shall be inserted in its place and stead:

     ""LIBOR Based Rate Loans" shall mean a collective reference to (i) that portion of the Loan bearing interest at the LIBOR Based Rate and (ii) the Term Loan, while such Term Loan is bearing interest at the interest rate provided for pursuant to Section 2A.2 of this Agreement."

     (iv) The following new definitions shall be inserted:

     ""Loan" shall mean that certain secured revolving credit loan in the aggregate principal amount of up to $12,500,000.00 made available by the Bank pursuant to the terms, conditions, and provisions of Articles II and VI of this Agreement to the Borrowers and guarantied by the Guarantors."

     ""Term Loan" shall mean that certain secured term loan in the aggregate principal amount of $1,000,000.00 made available by the Bank to the Borrowers and guarantied by the Guarantors, all on September 30, 2002."

     ""Term Loan Maturity Date" shall mean September 29, 2007."

     ""Term Note" shall mean that certain Term Note (as amended, modified, or substituted from time to time, the "Term Note"), dated September 30, 2002, executed by the Borrowers, on a joint and several basis, and delivered to the Bank, which Term Note evidences the Term Loan."

     (v) The following new Article IIA is hereby added to the Loan Agreement:

     "IIA. TERM LOAN
           ---------

     2A.1 Term  Loan.  Subject  to the terms  and  conditions  set forth in this
          ----------
     Agreement, the Bank hereby agrees to advance the proceeds of the Term Loan to the Borrowers on September 30, 2002. The Borrowers may not reborrow any principal amount repaid or prepaid on the Term Note.

     2A.2 Interest  Rate.  The Term Note shall bear  interest  commencing on the
          --------------

     date of the Term Note, on the outstanding daily principal amount thereof, which interest shall be payable on the dates provided for therein, at an interest rate per annum equal to the sum of the LIBOR Rate plus two hundred basis points (2.0%). Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. The Bank shall give prompt notice to the Borrowers of the LIBOR Rate determined or adjusted in accordance with the provisions hereof, which determination or adjustment shall be conclusive (absent manifest error) if made in good faith.

     2A.3  Alternate  Interest  Rate.  If the Bank shall  determine  in its sole
           -------------------------
     discretion that it is unable to quote the LIBOR Rate or that it is unable or impossible to fund the amounts outstanding at an interest rate based upon the LIBOR Rate, the Bank shall promptly notify the Borrowers of such determination and each all amounts outstanding under the Term Note shall begin to bear interest at an interest rate per annum equal to the sum of the Base Rate minus three quarters of one percent (0.75%) commencing on the last day of the then current interest period.

     2A.4 Optional Prepayments. The Borrowers shall have the right to prepay, in
          --------------------
     whole or in part and without prepayment premium or fee, the Term Note at any time and from time to time. Each optional prepayment hereunder shall be applied by the Bank to the amounts outstanding under the Term Note in such order as the Bank shall determine in its sole discretion.

     2A.5 Note.  The  indebtedness  of the Borrowers to the Bank with respect to
          ----
     the Term Loan shall be evidenced by the Term Note.

     2A.6  Amortization.  The Borrowers  shall repay to the Bank the outstanding
           ------------
     principal balance of the Term Loan in sixty (60) equal consecutive monthly installments, each in the amount of $16,666.66, with the first such principal installment commencing on November 1, 2002, and each succeeding monthly principal installment due on the first day of each and every month thereafter up through and including the Term Loan Maturity Date. Notwithstanding any term, condition, or provision of this Agreement to the contrary, on the Term Loan Maturity Date the Borrowers shall repay to the Bank any and all amounts then outstanding in connection with the Term Loan, including, without limitation, any and all principal, interest, fees, costs, and other expenses, if any, due and owing to the Bank.

     2A.7 Method of Payment. The Borrowers shall make each payment to be made by
          -----------------
     them under the Term Note (including, without limitation, all principal, interest and optional prepayments), without set-off or counterclaim, not later than 3:00 P.M. (New York City time) on the day when due in lawful money of the United States of America and in immediately available funds to the Bank at its principal office set forth on the first page of this Agreement.

     2A.8  Business Day.  Whenever any payment  hereunder or under the Term Note
           ------------
     shall be stated as due on any day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day and interest and all other fees shall accrue during such extension.

     2A.9 Maturity  Date. All amounts  outstanding  under the Term Note and this
          --------------
     Agreement, shall be immediately due and payable on the Term Loan Maturity Date without any requirement of notice or otherwise.

     2A.10 Charge. Without in any way limiting any right of offset, counterclaim
           ------
     or banker's lien which the Bank may otherwise have at law, the Borrowers hereby irrevocably authorize and direct the Bank to charge against the Borrowers' account or accounts at the Bank an amount or amounts as are due and payable to the Bank hereunder or under the Term Note from time to time.

     2A.11 Operating Account.  The Borrowers shall maintain their main operating
           -----------------
     accounts with the Bank, which shall be charged automatically by the Bank on a monthly basis for payments due under the Term Note.

     2A.12 Use of  Proceeds.  The proceeds of the Term Loan shall be used by the
           ----------------
     Borrowers to purchase additional timberland in Ecuador."

     (vi) Sections 2.7, 2.8, and 2.9 of the Loan Agreement shall, and are hereby made to, apply to the Term Loan and the Term Note and (a) any and all references contained therein to the "Note" shall also be deemed to be references to the Term Note and (b) any and all references contained therein to the "LIBOR Based Rate" shall also be deemed to be references to the interest rate provided for pursuant to Section 2A.2 of the Loan Agreement, as amended and modified by this Agreement.

     (vi) Article III of the Loan Agreement shall not apply to the Term Loan or the Term Note.

     (vii) Articles IV and V of the Loan Agreement shall, and are hereby made to, apply to the Term Loan and the Term Note and any and all references contained therein to the "Collateral" shall also be deemed to be references to the "Term Loan Collateral" (as such term is defined in Paragraph 5 below).

     (viii) Article VI of the Loan Agreement shall not apply to the Term Loan or the Term Note.

     (ix) Article VII of the Loan Agreement shall, and is hereby made to, apply to the Term Loan and the Term Note and (a) any and all references contained therein to the "Note" shall also be deemed to be references to the Term Note and
(b) any and all references contained therein to the "Loan" shall also be deemed to be references to the Term Loan.

     (x) Articles VIII, IX, and X of the Loan Agreement shall, and are hereby made to, apply to the Term Loan and the Term Note.

     5. Collateral for Term Loan. In  consideration  of the Term Loan being made
        ------------------------
available to the Borrowers and with knowledge that the Bank would not have made the Term Loan available but for the promises of the Borrowers hereunder, the Borrowers, as collateral security for the prompt and complete payment and performance when due by the Borrowers of all Obligations of the Borrowers in connection with the Term Loan and/or the Term Note only and not in connection with the Revolving Credit Note and/or the Line of Credit Note, including, without limitation, the following: (i) all indebtedness of the Borrowers owed to the Bank arising on or after the date hereof in connection with the Term Loan and/or the Term Note, both principal and interest, and any extensions, renewals, refundings, substitutions of or for such indebtedness in whole or in part, (ii) all indebtedness of the Borrowers owed to the Bank for reasonable fees and expenses incurred by or on behalf of the Bank in connection with the Term Loan and/or the Term Note, (iii) all obligations of the Borrowers to the Bank arising under the other Loan Documents in connection with the Term Loan and/or the Term Note, (iv) all other indebtedness, obligations and liabilities of the Borrowers owed to the Bank now or hereafter existing, in connection with the Term Loan and/or the Term Note whether or not contemplated by the Bank and/or the Borrowers as of the date hereof and whether direct or indirect, matured or contingent, joint or several or otherwise, (v) all future advances made by the Bank for the protection or preservation of the "Term Loan Collateral" (as such term is defined below), including, without limitation, reasonable advances for storage and transportation charges, taxes, insurance, repairs and the like when and as the same become due whether at maturity or by declaration, acceleration or otherwise, or if not due when payment thereof shall be demanded by the Bank, and (vi) any and all costs and expenses, including costs and expenses of collection, paid or incurred by the Bank in connection with the collection of the amounts referred to in the preceding clauses (i), (ii), (iii), (iv) or (v), in connection with the enforcement or realization upon any or all of the Term Loan Collateral or the Bank's security interest therein, the Borrowers hereby collaterally assign, mortgage, hypothecate, convey, transfer and grant to the Bank a continuing security interest in all of their respective present and future rights, title and interests in and to the Term Loan Collateral and as to such Term Loan Collateral, any and all cash proceeds, non-cash proceeds and products thereof, additions and accessions thereto, replacements and substitutions therefor, and all related books, records, journals, computer print-outs and data, of the Borrowers. The Bank shall be under no obligation to proceed against all or any of the Term Loan Collateral before proceeding directly against the Borrowers or any Guarantor.

     For the purposes of this Agreement, the defined term "Term Loan Collateral" shall mean and include all of the Borrowers' now owned and hereafter acquired
(a) machinery, (b) manufacturing, distribution, selling, data processing and office equipment, and (c) furniture, furnishings, appliances, fixtures and trade fixtures, tools, toolings, molds, dies and vehicles, which is located in the United States of America.

     6. Additional Provisions. Notwithstanding any term, condition, or provision
        ---------------------
of this Agreement, the Loan Agreement, or any other Loan Document to the contrary, the additional terms, conditions, and provisions set forth and described on Schedule "A" attached hereto and made a part hereof are hereby incorporated by this reference into, and shall by such incorporation become an integral part of, the Loan Agreement, the Guaranty Agreements, the Revolving

Credit Note, the Line of Credit Note, the Term Note, and all of the other Loan Documents. In the event of any conflict between the terms, conditions, and provisions of Loan Agreement, the Guaranty Agreements, the Revolving Credit Note, the Line of Credit Note, the Term Note, and/or any of the other Loan Documents and the additional terms, conditions, and provisions set forth and described on said Schedule "A", the terms, conditions, and provisions set forth and described on said Schedule "A" shall prevail and control.

     7.  Representations  and  Warranties.  In order to induce the Bank to enter
         --------------------------------
into this Agreement and amend the Loan Agreement as provided herein, the Borrowers hereby represent and warrant to the Bank that:

     (i) Except as otherwise disclosed in writing to the Bank, all of the representations and warranties of the Borrowers set forth in the Loan Agreement are true, complete and correct in all material respects on and as of the date hereof with the same force and effect as if set forth at length herein.

     (ii) No Default or Event of Default presently exists and is continuing on and as of the date hereof.

     (iii) Except as otherwise disclosed in writing to the Bank, since the date of the Borrowers' most recent financial statements delivered to the Bank, no material adverse change has occurred in the business, assets, liabilities, financial condition or results of operations of the Borrowers, and no event has occurred or failed to occur which has had a material adverse effect on the business, assets, liabilities, financial condition or results of operations of the Borrowers.

     (iv) The Borrowers have full power and authority to execute, deliver and perform any action or step which may be necessary to carry out the terms of this Agreement and all other agreements, documents and instruments executed and delivered by the Borrowers to the Bank concurrently herewith or in connection herewith (collectively, the "Amendment Documents"); each Amendment Document to which the Borrowers are a party has been duly executed and delivered by the Borrowers and is the legal, valid and binding obligation of the Borrowers enforceable in accordance with its terms, subject to any applicable bankruptcy, insolvency, general equity principles or other similar laws affecting the enforcement of creditor's rights generally.

     (v) The execution, delivery and performance of the Amendment Documents will not (a) violate any provision of any existing law, statute, rule, regulation or ordinance (b) conflict with, result in a breach of or constitute a default under
(1) the respective  certificates of incorporation or by-laws of the Borrowers or
(2) any order, judgment, award or decree of any court, governmental authority, bureau or agency, or (3) any mortgage, indenture, lease, contract or other agreement or undertaking to which the Borrowers are a party or by which the Borrowers or any of their properties or assets may be bound, or (c) result in the creation or imposition of any lien or other encumbrance upon or with respect to any property or asset now owned or hereafter acquired by the Borrowers.

     (vi) No consent, license, permit, approval or authorization of, exemption by, notice to, report to, or registration, filing or declaration with any person is required in connection with the execution, delivery, performance or validity of the Amendment Documents or the transactions contemplated thereby.

     (vii) None of the by-laws and/or certificates of incorporation or other corporate governing documents of the Borrowers have been amended, modified and/or supplemented in any way since the date such documents were delivered to the Bank.

     8. No Change.  Except as expressly set forth  herein,  all of the terms and
        ---------
provisions of the Loan Agreement shall continue in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers, all on the day and year first above written.

ATTEST:                                          FLEET NATIONAL BANK, successor
                                                 by merger to Summit Bank

By:  /s/ Terri A. Fermo                          By: /s/ Richard Mady
-------------------------                        -------------------------------
Name:   Terri A. Fermo                           Name:  Richard Mady
Title:   A.V.P.                                  Title: S.V.P.


ATTEST:                                          BALTEK CORPORATION

/s/ Margot W. Kohn                               By: /s/ Jacques Kohn
-------------------------                        -------------------------------
Margot W. Kohn, Secretary                        Jacques Kohn, President


ATTEST:                                          CRUSTACEA CORPORATION

/s/ Margot W. Kohn                               By: /s/ Jacques Kohn
-------------------------                        -------------------------------
Margot W. Kohn, Secretary                        Jacques Kohn, President

                                  SCHEDULE "A"
                                  ------------

 ATTACHED TO AND MADE A PART OF THAT CERTAIN FIFTH AMENDMENT TO REVOLVING LOAN AND SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED BY AND AMONG BALTEK
  CORPORATION AND CRUSTACEA CORPORATION, AS THE BORROWERS, AND FLEET NATIONAL
                  BANK, AS THE BANK, DATED SEPTEMBER 30, 2002

                    Additional Terms, Conditions, Provisions

1.   Payment Availability  Requirement.  At all times throughout the term of the
     ---------------------------------
     Loan Agreement, any payment made using other than a Fleet National Bank check or wire transfer, there is an automatic delay of one (1) day in posting the "payment" (as such term is defined below) because the payment is not considered to be in "immediately available funds."

2.   Payments. All payments shall be made by Borrowers to Bank at 208 Harristown
     --------
     Road, Glen Rock, New Jersey 07452 or such other place as Bank may from time to time specify in writing in lawful currency of the United States of America in immediately available funds, without counterclaim or setoff and free and clear of, and without any deduction or withholding for, any taxes or other payments.

3.   Application of Payments. All payments shall be applied first to the payment
     -----------------------
     of all fees, expenses and other amounts due to the Bank (excluding principal and interest), then to accrued interest, and the balance on account of outstanding principal; provided, however, that after default, payments will be applied to the obligations of Borrowers to Bank as Bank determines in its sole discretion.

4.   Payment of Fees and Expenses.  Borrowers shall pay on demand all reasonable
     ----------------------------
     expenses of Bank in connection with the preparation, administration, default, collection, waiver or amendment of the Loan Agreement and/or any of the Loan Documents, or in connection with Bank's exercise, preservation or enforcement of any of its rights, remedies or options hereunder, including, without limitation, reasonable fees of outside legal counsel or the allocated reasonable costs of in-house legal counsel, accounting, consulting, brokerage or other similar professional fees or expenses, and any reasonable fees or expenses associates with travel or other costs relating to any appraisals or examinations conducted in connection with the Loan Agreement, any of the Loan Documents and/or any of the Collateral and/or the Term Loan Collateral and the amount of all such reasonable expenses shall, until paid, bear interest at the rate applicable to principal thereunder (including the default rate) and be an obligation secured by all of the Collateral and the Term Loan Collateral.

5.   Interest  Computation.  All  computations  of interest shall be made on the
     ---------------------
     basis of a three hundred sixty (360) day year and the actual number of days elapsed.

6.   Following Business Day Convention.  At all times throughout the term of the
     ---------------------------------
     Loan Agreement and the other Loan Documents, the payment dates should be adjusted in accordance with the "Following Business Day Convention," as hereinafter defined. The Following Business Day Convention shall be used to adjust any relevant date if that date would otherwise fall on a day that is not a Business Day. For the purposes herein, the term "Following Business Day Convention" shall mean that an adjustment will be made if any relevant date would otherwise fall on a day that is not a Business Day so that the date will be the first following day that is a Business Day. A "Business Day" means, in respect of any date that is specified in the Loan Agreement to be subject to adjustment in accordance with the Following Business Day Convention, a day on which commercial banks settle payments (i) in London, if the payment obligation is calculated by reference to the LIBOR Rate, or
     (ii) New York, if the payment obligation is calculated by reference to the Base Rate. All payments hereunder shall be adjusted in accordance with the Following Business Day Convention.

7.   Default  Interest Rate.  Upon an Event of Default  (whether or not the Bank
     ----------------------
     has accelerated payment of the Revolving Credit Note, the Line of Credit Note, and/or the Term Note), the Borrowers' right to select pricing options shall cease, and the amounts outstanding under said notes shall bear interest, payable on demand, at a rate, per annum, determined on a daily basis, of five (5%) percent in excess of the Base Rate, but in no event more than the highest rate permitted by the applicable usury law in respect of the Borrowers, until the unpaid balance of said notes and interest shall have been paid in full.

8.   Replacement  of  Promissory  Note or Other  Documents.  Upon  receipt of an
     -----------------------------------------------------
     affidavit of an officer of the Bank as to the loss, theft, destruction or mutilation of any promissory note or any other security document which is not of public record, and in the case of any such loss, theft, destruction or mutilation, upon surrender and cancellation of such note or other document, Borrowers will issue, in lieu thereof, a replacement promissory note or other security document in the same principal amount thereof and otherwise of like tenor.

9.   Pledge to the Federal  Reserve.  The Bank may at any time pledge all or any
     ------------------------------
     portion of its rights under the Loan Documents including any portion of the Revolving Credit Note, the Line of Credit Note, and/or the Term Note to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or enforcement thereof shall release the Bank from its obligations under any of the Loan Documents.

10.  Late Fee. If the entire amount of any required principal and/or interest is
     --------
     not paid in full within ten (10) days after the same is due, Borrowers shall pay to Bank a late fee equal to five percent (5%) of the required payment (but in no event more than $2,500.00).

11.  Interest  Limitation.  All agreements  between Borrowers and Guarantors and
     --------------------
     Bank are hereby expressly limited so that in no contingency or event whatsoever, (whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise) shall the amount paid or agree to be paid to Bank for the use or the forbearance of the indebtedness evidence hereby exceed the maximum permissible under applicable law.

     As used herein, the term "applicable law" shall mean the law in effect as of the date hereof; provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then the Revolving Credit Note, the Line of Credit Note, and the Term Note shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of Borrowers and Bank in the execution, delivery and acceptance of the Revolving Credit Note, the Line of Credit Note, and the Term Note to contract in strict compliance with the laws of the State of New Jersey from time-to-time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof or of any of the Loan Documents at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if under or from circumstances whatsoever Bank should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between Borrowers, Guarantors and Bank.

12.  Sale of Loan.  The Bank  shall have the  unrestricted  right at any time or
     ------------
     from time to time, and without Borrowers' or any Guarantor's consent, to assign all or any portion of its rights and obligations hereunder to one or more banks or other financial institutions (each, an "Assignee"), and Borrowers and each Guarantor agree that they shall execute or cause to be executed such documents, including, without limitation, amendments to the Loan Agreement and to any other documents, instruments and agreements executed in connection herewith as Bank shall deem necessary to effect the foregoing. In addition, at the request of Bank and any such Assignee, Borrowers shall issue one or more new promissory notes, as applicable, to any such Assignee and, if Bank has retained any of its rights and obligations hereunder following such assignment, to Bank, which new promissory notes shall be issued in replacement of, but not in discharge of, the liability evidenced by the promissory note held by Bank prior to such assignment and shall reflect the amount of the respective commitments and loans held by such Assignee and Bank after giving effect to such assignment. Upon the execution and delivery of appropriate assignment documentation, amendments and any other documentation required by Bank in connection with such assignments, and the payment by Assignee of the purchase price agreed to by Bank and such Assignee, such Assignee shall be a party to the Agreement and shall have all of the rights and obligations of Bank hereunder (and under any and all other guaranties, documents, instruments and agreements executed in connection herewith) to the extent that such rights and obligations have been assigned by Bank pursuant to the assignment documentation between Bank and such Assignee, and Bank shall be released from its obligations hereunder and thereunder to a corresponding extent. The Bank may furnish any information concerning the Borrowers to a prospective Assignee(s), provided that the Bank shall require such prospective Assignee to agree in writing to maintain the confidentiality of such information.

13.  Right to Sell a Portion of a Loan to a Prospective Participant.  Bank shall
     --------------------------------------------------------------
     have the unrestricted right at any time and from time-to-time, and without the consent of or notice to Borrowers or any Guarantor, to grant to one or more banks or other financial institutions (each, a "Participant") participating interests in Bank's obligation to lend hereunder and/or any or all of the loans held by Bank hereunder. In the event of any such grant by Bank of a participating interest to a Participant, whether or not upon notice to Borrowers, Bank shall remain responsible for the performance of its obligations hereunder and Borrowers shall continue to deal solely and directly with Bank in connection with Bank's rights and obligations hereunder. Bank may furnish any information concerning Borrowers in its possession from time-to-time to prospective Participants, provided that Bank shall require any such prospective Participant to agree in writing to maintain the confidentiality of such information.

14.  Setoff.  The Borrowers  and any Guarantor  hereby grant to the Bank a lien,
     ------
     security interest and right of setoff as security for all liabilities and obligations to the Bank, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of the Bank or any entity under the control of FleetBoston Financial Corporation and its successors and assigns, or in transit to any of them (collectively, the "Deposits"). In addition to the Bank's common law setoff rights and not in limitation thereof, at any time after the occurrence and during the continuance of an Event of Default, without demand or notice, the Bank may set off the same or any part thereof and apply the same to any liability or obligation of the Borrowers and any Guarantor even though unmatured and regardless of the adequacy of any other collateral securing the Obligations. ANY AND ALL RIGHTS TO REQUIRE THE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWERS OR ANY GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED. Such right of debit may be exercised by the Bank against the Borrowers (and all Guarantors) or against any bankruptcy trustee, debtor-in-possession, assignee for the benefit of creditors, receiver, or execution, judgment, or attachment creditor of the Borrowers (and all Guarantors), or against anyone else claiming through or against the Borrowers (and all Guarantors).

     Furthermore, in the event any attachment, trustee process, garnishment, or other levy or lien (collectively a "Garnishment") issues against any Deposits (the "Liened Funds"), then the Bank shall have the unconditional right, without prior notice to the Borrowers (and all Guarantors), to debit any such Liened Funds immediately prior to giving effect to such Garnishment and apply the same to any indebtedness of the Borrowers (and all Guarantors) to the Bank under the Loan Documents, whether or not the same has matured.

     In addition, without limiting any of the foregoing rights, during the existence of an Event of Default (or any Default), the Bank shall have the right, without notice, to "freeze" or segregate any or all of the Deposits such that the Borrowers (and all Guarantors) may not access, control, or draw upon them.

15.  Waiver  of Trial by Jury.  BORROWERS  AND BANK (BY  ACCEPTANCE  OF THE LOAN
     ------------------------
     DOCUMENTS) MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF BANK RELATING TO THE ADMINISTRATION OR ENFORCEMENT OF THE LOAN AGREEMENT OR THE LOAN DOCUMENTS, AND AGREE THAT NO SUCH PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED EXCEPT AS PROHIBITED BY LAW, BORROWERS HEREBY WAIVE ANY RIGHT THEY MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES. BORROWERS CETIFY THAT NO REPRSENTATIVE, AGENT OR ATTORNEY OF BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE THAT BANK WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR BANK TO ACCEPT THE LOAN DOCUMENTS AND MAKE ADVANCES, THE TERM LOAN AND OTHER FINANCIAL ACCOMODATIONS AVAILABLE TO THE BORROWERS.



                              [END OF SCHEDULE "A"]
                                  ------------